                            SCHEDULE 14A INFORMATION

   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
                                      1934


Filed by the Registrant                                [X]

Filed by a Party other than the Registrant             [ ]

Check the appropriate box:

[ ]        Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]        Definitive Proxy Statement
[ ]        Definitive Additional Materials
[ ]        Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                 North American Funds Variable Product Series I
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]        No fee required.
[ ]        Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
           0-11.
           (1)  Title of each class of securities to which transaction applies:
           (2)  Aggregate number of securities to which transaction applies:
           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
           (4)  Proposed maximum aggregate value of transaction:
           (5)  Total Fee Paid:
[ ]        Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify previous filing by statement number, or the Form or Schedule and the date of its filing.
           (1)  Amount Previously Paid:
           (2)  Form, Schedule or Registration Statement No.:
           (3)  Filing Party:
           (4)  Date Filed:

January 12, 2001

Dear Shareholder:

    I am writing to inform you of the upcoming special meeting for shareholders of the North American -- American Century International Growth Fund of North American Funds Variable Product Series I.

    The Variable Annuity Life Insurance Company (the "Advisor") has established a team of experienced investment research professionals who continually monitor the investment options in the North American Variable Funds Product Series I ("NAFV I"). Based on the Advisor's evaluation of investment options, it recommended to the Board of Directors of NAFV I (the "Board") and the Board approved the formation of the North American -- American Century International Growth Fund (the "Fund"), and selected American Century Investment
Management, Inc., an asset management firm with superior long-term historical track records, to serve as sub-advisor of the Fund. The purpose of the special meeting is to request that you approve the investment advisory agreement for the Fund, as well as an arrangement that allows the Advisor to change sub-advisors with the approval of the Board, without a shareholder vote.

    Please take a few minutes to read the enclosed material and vote on these important issues. The Board, including myself, believes these proposals are in your best interest and that of your Fund.

    Regardless of the number of units you own, it is important that you take the time to read the enclosed proxy materials, and VOTE ON THE ISSUES AS SOON AS YOU CAN. You may vote by mail or in person. All shareholders benefit from the speedy return of proxy votes.

    I appreciate the time you will take to review these important matters. If we may be of any assistance or if you have any questions about the proxy issues, please call us at 1-800-44-VALIC.

Sincerely,

[SIGNATURE]

Alice T. Kane
Chairman of the Board and President
North American Funds Variable Product Series I

                 NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I
          NORTH AMERICAN -- AMERICAN CENTURY INTERNATIONAL GROWTH FUND
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 6, 2001

    NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the North American Funds Variable Product Series I ("NAFV I") North American -- American Century International Growth Fund (the "Fund") will be held in Meeting Room 1, at the Plaza Level of The Woodson Tower Building, 2919 Allen Parkway, Houston, Texas, at 2:00 p.m. on Tuesday, March 6, 2001, for the following purposes:

I. To approve the investment advisory agreement between The Variable Annuity Life Insurance Company (the "Advisor") and NAFV I with respect to the Fund;

II. To approve an arrangement to permit the Advisor to terminate, replace or add sub-advisors or modify sub-advisory agreements without shareholder approval; and

III. To transact any other business that may properly come before the Special Meeting or any adjournment or adjournments thereof.

    Only shareholders of record at the close of business on December 15, 2000, are entitled to vote at this meeting and any adjournment thereof.

    YOU ARE URGED TO EXERCISE YOUR RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE MEETING BY FILLING IN, DATING AND SIGNING THE ENCLOSED VOTING INSTRUCTION FORM(S). PLEASE RETURN YOUR VOTING INSTRUCTIONS PROMPTLY.

By Order of the Board of Directors,

[SIGNATURE]

Nori L. Gabert, Esq.
Vice President and Secretary

                 NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I
          NORTH AMERICAN -- AMERICAN CENTURY INTERNATIONAL GROWTH FUND
                               2929 ALLEN PARKWAY
                              HOUSTON, TEXAS 77019
                                PROXY STATEMENT
                                JANUARY 12, 2001

    We are sending this proxy statement to ask you to approve the investment advisory agreement between The Variable Annuity Life Insurance Company ("VALIC" or the "Advisor") and North American Funds Variable Product Series I ("NAFV I") with respect to the North American -- American Century International Growth Fund (the "Fund"). We are also asking you to approve an arrangement to permit VALIC to terminate, replace or add sub-advisors or modify sub-advisory agreements without shareholder approval. You may vote by mail or in person. Your vote is important. Please call 1-800-44-VALIC if you have questions about this proxy.

    This statement is furnished in connection with the solicitation of proxies by the Board of Directors of NAFV I (the "Board") to be used at the Special Meeting of Shareholders. The Special Meeting will be held in Meeting Room 1, at the Plaza Level of The Woodson Tower Building, 2919 Allen Parkway, Houston, Texas at 2:00 p.m. on Tuesday, March 6, 2001, or at such other date or time made necessary by adjournment for the purpose set forth in the Notice of Meeting.

    The Fund is a portfolio of North American Funds Variable Product Series I, an open-end management investment company incorporated in Maryland on December 7, 1984. NAFV I is authorized to issue shares of common stock. Issued shares are fully paid and non-assessable and have no preemptive or conversion rights. Shareholder voting rights are not cumulative.

    VALIC Separate Account A (the "Separate Account") is the record owner of all of the shares of the Fund, and VALIC will vote the shares of the Fund at the Special Meeting.

    Although you are not directly a shareholder of the Fund, as an owner of a variable annuity contract (a "Contract") issued by the Separate Account, you have the right to instruct VALIC how to vote the shares of the Fund that are attributable to your Contract. VALIC will vote shares of the Fund in accordance with instructions received from Contract owners. Interests in Contracts for which no timely instructions are received will be voted in proportion to the instructions which are received from other Contract owners.

    The approximate date on which this proxy statement and form of proxy are first being mailed to shareholders, Contract owners and participants is January 12, 2001.

                                  INTRODUCTION

    VALIC has established a team of experienced investment research professionals who continually monitor the investment options offered to Contract owners through the Contracts issued by the Separate Account. These investment research professionals monitor quantitative factors for the Fund, such as performance returns relative to comparable benchmarks, as well as qualitative factors. Qualitative factors with respect to a sub-advisor include: a change in the ownership of the sub-advisor, a change in the portfolio management team, regulatory/compliance problems, deviation from investment discipline, capacity issues, and other factors.

    VALIC continues to monitor a sub-advisor after its selection based on these quantitative and qualitative factors, and will recommend changes to the Board as deemed appropriate. Based on its evaluations, VALIC recommended the formation of the Fund, and selected American Century Investment Management, Inc. ("American Century"), an asset management firm with superior long-term historical track records, to serve as sub-advisor of the Fund.

    On July 18, 2000, the Board approved the formation of the Fund and adopted the investment advisory agreement between VALIC and NAFV I with respect to the Fund (the "Advisory Agreement") as described below. As permitted by the Contracts, VALIC determined that it was in the best interests of Contract owners to substitute Fund shares for the shares of Templeton International Fund (the "Replaced Fund") held by the Separate Account based on a number of factors including the superior long-term historical track record of American Century. As required by the Investment Company Act of 1940 (the "1940 Act"), VALIC and NAFV I sought and obtained from the Securities and Exchange Commission ("SEC") approval for this substitution. On November 17, 2000, the SEC issued an order approving the substitution of shares of the Fund for shares of the Replaced Fund (the "Substitution Order"). On December 8, 2000, the substitution took place, and the Fund commenced operations.

    One condition of the Substitution Order requires that the Fund hold a shareholder meeting to approve the Advisory Agreement within 120 days after the substitution. Pending shareholder approval of the Advisory Agreement, the difference between the management fee paid by the Replaced Fund and the management fee being paid under the Advisory Agreement will be held in an interest-bearing escrow account.

    In addition, the Substitution Order requires that, before the Fund may rely on the exemptive relief described in Proposal 2, which permits VALIC to terminate, replace or add sub-advisors without shareholder approval, a majority of the shareholders of the Fund must approve this arrangement. The Board believes that this arrangement will benefit the Contract owners because VALIC will maintain greater control over the ongoing management of the Fund, with a greater ability to respond to performance and investment style issues of sub-advisors.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL 1 AND FOR PROPOSAL 2.

                                   PROPOSALS
      -------------------------------------------------------------------
            PROPOSAL 1: TO APPROVE THE INVESTMENT ADVISORY AGREEMENT
               BETWEEN VALIC AND NAFV I WITH RESPECT TO THE FUND.
      -------------------------------------------------------------------

THE ADVISORY AGREEMENT

    VALIC is an investment advisor registered with the SEC. It is engaged in the business of rendering investment advisory, administrative and management services to various investment companies. The Fund has contracted with VALIC to furnish these services to the Fund. Accordingly, VALIC provides ongoing management supervision, policy direction, and administrative and legal services to the Fund. Administrative and legal services include managing the day-to-day operations of the Fund, including the calculation of the daily net asset value, reconciliation of fund assets, and other fund accounting services, as well as the preparation of registration statements, prospectuses, reports to shareholders, proxy solicitation materials, and fund compliance services and recordkeeping.

    As compensation for VALIC's services under the Advisory Agreement, the Fund pays VALIC an annual management fee of 1.00%, based on the Fund's average daily net assets.

    Pursuant to the Advisory Agreement, VALIC has the authority to manage the Fund in accordance with its investment objective, strategies, policies, and restrictions, subject to the control of the Board. VALIC has chosen to delegate its portfolio manager authority to a sub-advisor, American Century. American Century makes the daily investment decisions for the Fund, places purchase and sales orders for portfolio transactions, and provides portfolio management services, such as trade recordkeeping. VALIC pays American Century an annual fee, payable monthly, based on average daily net assets, of:

    0.65% of the first $250 million;
    0.55% on the next $250 million; and
    0.50% on the assets over $50 million.

    The Advisory Agreement provides that absent willful misfeasance, bad faith, negligence, or reckless disregard of its duties, VALIC shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of performing its duties. The Advisory Agreement provides for automatic termination unless at least annually, its continuance is approved by
(i) the Board or the affirmative vote of the holders of a majority of the outstanding shares of the Fund, and (ii) the affirmative vote of a majority of those Directors who are not "interested persons" of the Fund as such term is defined in Section 2(a)(19) of the 1940 Act ("Independent Directors"). The Advisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, VALIC, or the holders of a majority of the outstanding shares of the Fund upon not more than 60 days' nor less than 30 days' written notice.

    The Advisory Agreement was unanimously adopted by the Board, including a majority of the Independent Directors, on July 18, 2000, and was approved by VALIC as the sole shareholder of the Fund on December 8, 2000. The reasons for the Board's determination are discussed below under "Recommendation."

INSURANCE CHARGES

    Separate account charges, which include a mortality and expense risk fee and an administration and distribution fee, are imposed on you as a Contract owner of one of the investment options available in the Contract offered by VALIC. The total separate account charges for Contract owners with account balances invested in the Fund will not exceed 1.00%. These charges are lower than the maximum charges of 1.25% borne by the Replaced Fund. Total account expenses for Contract owners, which includes total fund expenses as well as separate account charges, for the Fund are expected not to exceed 2.06% before December 8, 2002, and thus will be lower than the maximum charges of 2.13% that would have been borne by Contract owners with balances in the Replaced Fund. Accordingly, Contract owners invested in the Fund are expected to have an expense ratio that is 0.07% lower than that of the Replaced Fund.

ANNUAL FUND EXPENSES

    The following table summarizes (1) annual total fund operating expenses of the Replaced Fund for the fiscal year ending December 31, 1999, (2) maximum annual total fund operating expenses of the Fund if Fund shareholders approve the Advisory Agreement, and (3) maximum annual total fund operating expenses of the Fund if Fund shareholders do not approve the Advisory

Agreement. If Fund shareholders do not approve the Advisory Agreement, total fund operating expenses, including management fees, will be capped at the level shown below (although actual operating expenses may be lower) until Fund shareholders approve a new investment advisory agreement with respect to the Fund.

                                                    MAXIMUM       MAXIMUM
                                                  EXPENSES OF   EXPENSES OF
                                                   FUND WITH    FUND WITHOUT
                                   EXPENSES OF    SHAREHOLDER   SHAREHOLDER
                                  REPLACED FUND    APPROVAL       APPROVAL
                                  -------------   -----------   ------------
Management Fees.................      0.69%          1.00%         0.69%
Other Expenses..................      0.19%          0.06%         0.44%
                                      -----          -----         -----
Total Fund Operating Expenses...      0.88%          1.06%         1.13%
                                      =====          =====         =====

    Although the tables indicate that the management fee is higher for the Fund than the Replaced Fund, other expenses of the Fund would be lower if the shareholders approve the Advisory Agreement. Pursuant to the Substitution Order, VALIC has agreed to limit total expenses of the Fund to the percentage levels set forth (1.06%) through December 8, 2002.

    Total Annual Fund Operating Expenses are paid out of Fund assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly, but these costs are borne indirectly by all Contract owners. The tables describing annual total fund operating expenses do not reflect separate account expenses or any sales load.

EXAMPLE

    This example is intended to help you compare the cost of investing in the Fund if shareholders approve the Advisory Agreement and if shareholders do not approve the Advisory Agreement. The example assumes that you invest $10,000 in the Fund for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year.

                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                        --------   --------   --------   --------
With Shareholder Approval.............    $108       $337       $586      $1,299
Without Shareholder Approval..........    $115       $359       $623      $1,379

ACCOUNTING SERVICES FEES

    In addition to advisory fees as noted above, VALIC also provides accounting services to the Fund in return for an annual fee of 0.03%, based on the Fund's average daily net assets. These fees are shown as part of the "Other Expenses" line above. The Accounting Services Agreement is not affected by the Advisory Agreement.

INFORMATION ABOUT VALIC

    VALIC is a stock life insurance company and serves as the investment advisor for all series of NAFV I, including the Fund. VALIC is a wholly-owned subsidiary of American General Life Insurance Company, which is itself a wholly-owned subsidiary of AGC Life Insurance Company, a wholly-owned subsidiary of American General Corporation, one of the nation's largest financial services companies. American General Distributors, Inc. serves as NAFV I's principal underwriter. VALIC, American General Distributors, Inc., AGC Life Insurance Company, American General Life Insurance Company and American General Corporation are located at 2929 Allen Parkway, Houston, Texas, 77019.

    The address of the directors and officers of VALIC is 2929 Allen Parkway, Houston, Texas 77019. The directors and executive officers are listed below:

    - Bruce R. Abrams, Director and Executive Vice President

    - Kathleen Adamson, Director and Executive Vice President

    - Kent E. Barrett, Director, Executive Vice President, and Chief Financial Officer; Executive Vice President of the Fund

    - Rebecca G. Campbell, Director and Senior Vice President

    - Mary L. Cavanaugh, Director, Senior Vice President and Secretary

    - Robert P. Condon, Director and President

    - John A. Graf, Chairman and Chief Executive Officer

RECOMMENDATION

    At a meeting of the Board held on July 18, 2000, VALIC made a presentation regarding (i) the formation of the Fund, (ii) the proposed management fee to be paid by the Fund to VALIC, (iii) the selection of American Century as the sub-advisor and the fee paid by VALIC to American Century, (iv) the total fund expenses and separate account charges, and (v) the substitution of shares of the Fund for shares of the Replaced Fund. After careful consideration of the material presented, the Board determined that the formation of the Fund, the management fee to be paid by the Fund to VALIC, the selection of American Century as sub-advisor and the substitution of shares of the Fund for shares of the Replaced Fund were in the best interest of shareholders.

    The Board based this determination on a number of factors. The Board considered the nature and quality of the services provided by VALIC, information regarding the Fund and its fees, investment advisory fees paid by funds similar in size and investment style, and the overall terms of the Advisory Agreement, as well as the fact that the management fee of the Fund is higher than that of the Replaced Fund. Additionally, the Board reviewed the total fund expenses and separate account charges of the Fund with that of the Replaced Fund, noting that Contract owners invested in the Fund are expected to have a lower expense ratio than if invested in the Replaced Fund.

    Furthermore, the Board focused on the potential benefits to shareholders of obtaining the services of American Century as sub-advisor. The Board reviewed information provided by VALIC regarding the investment processes of American Century and considered the historical performance achieved by American Century in connection with similar funds and funds advised by American Century with investment objectives and policies similar to those of the Fund, noting that such performance was superior to that of the Replaced Fund. The Board also reviewed the qualifications of the portfolio managers of American Century who would be managing the Fund on a day-to-day basis. The Board further considered (as discussed in Proposal 2 herein) that VALIC has ultimate responsibility for monitoring American Century's compliance with the Fund's investment objective, policies and restrictions, as well as VALIC's established quantitative and qualitative criteria.

    After careful consideration, the Board, including a majority of the Independent Directors, unanimously approved the Advisory Agreement on July 18, 2000. Pursuant to the Substitution Order, the Board authorized submission of the Advisory Agreement to shareholders for approval. ACCORDINGLY, THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ADVISORY AGREEMENT. If the Advisory Agreement is not approved, the fees held in escrow will be paid to the Fund, and the Board will determine what steps to take in the interests of shareholders. Additionally, VALIC agrees that it will limit its annualized management fee of the Fund at the same level as the Replaced Fund and the total annualized expenses to the same percentage level as the Replaced Fund, adjusted to reflect any reductions in separate account charges that take effect in connection with the substitution.

      -------------------------------------------------------------------
   PROPOSAL 2: TO APPROVE AN ARRANGEMENT TO PERMIT THE ADVISOR TO TERMINATE,
     REPLACE OR ADD SUB-ADVISORS OR MODIFY SUB-ADVISORY AGREEMENTS WITHOUT
                             SHAREHOLDER APPROVAL.
      -------------------------------------------------------------------

DISCUSSION

    VALIC, as investment advisor to the Fund, has overall responsibility for the general management and day-to-day operations of the Fund, but may employ one or more investment sub-advisors to make the investment decisions for the Fund. Management proposes that VALIC, with the approval of the Board, be permitted to enter into, terminate, replace (including American Century) or modify sub-advisory agreements on behalf of the Fund with such sub-advisors without obtaining the prior approval of a majority of the outstanding voting securities of the Fund, as is otherwise required by Section 15 of the 1940 Act.

    As discussed below, the foregoing arrangement may enable the Fund to operate more efficiently because VALIC would be able to modify sub-advisory arrangements from time to time without the expenses and delays associated with obtaining shareholder approval of the changes. If shareholders approve the arrangement, the Board will consider and approve any sub-advisory changes that VALIC proposes under the arrangement to ensure that the changes are in the best interests of the Fund and its shareholders. For these and other reasons discussed below, the Board recommends that shareholders of the Fund vote FOR the proposal.

    VALIC and NAFV I were issued an exemptive order by the SEC on September 9, 1998, (the "Multi Manager Order") exempting them from certain provisions of the 1940 Act which would otherwise require VALIC to obtain formal shareholder approval prior to engaging and entering into sub-advisory agreements with sub-advisors. The relief is based on the conditions set forth in the Multi Manager Order that, among other things: (i) VALIC will select, monitor, evaluate and allocate assets to the sub-advisors and oversee the sub-advisors' compliance with the relevant fund's investment objective, policies and restrictions;
(ii) before a fund advised by VALIC may rely on the Multi Manager Order, the Multi Manager Order must be approved by the shareholders of the funds operating under the Multi Manager Order; (iii) NAFV I will provide to shareholders certain information about a new sub-advisor; (iv) NAFV I will disclose in its prospectus the existence, substance and effect of the Multi Manager Order; and (v) the Directors, including a majority of the Independent Directors, must approve each sub-advisory agreement in the manner required under the 1940 Act. In addition, the Multi Manager Order does not permit NAFV I to enter into an agreement with a sub-advisor that is an affiliate of VALIC, NAFV I, or a fund (other than by reason as serving as sub-advisor to the Fund) or to change the sub-advisory fee to be paid to an affiliated sub-advisor, without shareholder approval. Any changes to the Advisory Agreement between NAFV I and VALIC would still require shareholder approval.

    One of the SEC's conditions to implementing such relief requires that the proposed arrangement be approved by a majority of the Fund's outstanding voting securities. Because the Substitution Order as discussed under "Introduction" required the Board to call a special meeting of shareholders to seek approval of the Advisory Agreement, the Board is taking this opportunity to seek shareholder approval of the proposed arrangement, as well.

    Under the Advisory Agreement, VALIC supervises the purchase and sale of Fund investments and oversees the Fund's day-to-day operations. The Advisory Agreement expressly permits VALIC to appoint sub-advisors for the purpose of providing investment management services as set forth in the sub-advisory agreement. VALIC is responsible for recommending to the Board the hiring, termination and replacement of sub-advisors; supervising and evaluating the performance of sub-advisors; and negotiating and, as circumstances warrant, renegotiating the terms and conditions of any sub-advisory agreement (including the fees payable thereunder). Although VALIC and the Board currently may not appoint a new sub-advisor for the Fund without shareholder approval, they may terminate a sub-advisory agreement or begin the process of selecting a new sub-advisor for the Fund at any time, including prior to the Meeting.

RECOMMENDATION

    The Board believes that allowing VALIC to negotiate sub-advisory arrangements for the Fund without incurring the expenses or delays of obtaining shareholder approval is in the best interests of the Fund's shareholders and will allow the Fund to operate more efficiently. In order for VALIC to appoint a sub-advisor or materially modify a sub-advisory agreement with respect to the Fund, NAFV I must hold a special shareholder meeting and solicit votes from the Fund's shareholders. Without having to hold shareholder meetings, the Board would be able to act more quickly and with less expense to appoint a sub-advisor when the Board and VALIC believe that the appointment would benefit the Fund and its shareholders. Furthermore, the Board believes that it is appropriate to allow VALIC to negotiate and renegotiate sub-advisory arrangements for the Fund in light of VALIC's significant experience and expertise.

    Moreover, the Board will provide oversight of the sub-advisor selection process to help ensure that shareholders' interests are protected if VALIC selects a new sub-advisor or modifies a sub-advisory agreement. The Board, including a majority of the Independent Directors, will evaluate and approve all new sub-advisory agreements, as well as any modifications to all sub-advisory agreements. In its review, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the sub-advisors. The Board believes that its review will ensure that VALIC continues to act in the best interest of the Fund and its shareholders. Finally, shareholders will receive notification of any change in sub-advisors, as well as all the information about a new sub-advisor, which shareholders would receive if they were being asked to approve a sub-advisory agreement.

    The Board received materials relating to the proposed arrangement in advance of the meeting at which the arrangement was considered, and had the opportunity to ask questions and request further information in connection with such consideration. Based on their consideration of the above factors and other information that they deemed relevant, the Board, including a majority of the Independent Directors, voted to approve the submission of the proposed arrangement to shareholders of the Fund for their approval. ACCORDINGLY, THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ARRANGEMENT TO PERMIT THE ADVISOR TO TERMINATE, REPLACE OR ADD SUB-ADVISORS OR MODIFY SUB-ADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL.

                                 OTHER BUSINESS

    The Board does not intend to present any other business at the meeting. If, however, any other matters are properly brought before the meeting, Alice T. Kane, Chairman and President, Nori L. Gabert, Vice President and Secretary, and Gregory R. Kingston, Treasurer, will vote on the matters in accordance with their judgment.

                                 ANNUAL REPORTS

    The audited Annual Report to Shareholders of NAFV I is incorporated by reference into this proxy statement. COPIES OF THE MOST RECENT ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE IF YOU:

    - WRITE TO:
      NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I
      2929 ALLEN PARKWAY
      HOUSTON, TEXAS 77019

    - CALL (800) 813-5065 OR (800) 633-8960

                             SHAREHOLDER PROPOSALS

    NAFV I is not required to hold annual shareholder meetings. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Nori L. Gabert, Esq., Vice President and Secretary of NAFV I, 2929 Allen Parkway, Houston, Texas, 77019.

                               VOTING INFORMATION

    Proxies are solicited by mail. The Fund will bear the costs for this proxy. BY VOTING AS SOON AS POSSIBLE, YOU CAN SAVE THE FUND THE EXPENSE OF FOLLOW-UP MAILINGS AND CALLS.

    A proxy may be revoked at any time before the meeting or during the meeting by oral or written notice to Nori L. Gabert, Esq., 2929 Allen Parkway, Houston, Texas, 77019. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, for approval of the proposal.

    Each proposal must be approved by a majority of the outstanding shares, which is defined as the lesser of: (1) the vote of 67% or more of the shares of the Fund at the Special Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) the vote of more than 50% of the outstanding shares of the Fund.

    Shareholders of the Fund of record at the close of business on Friday, December 15, 2000 ("Record Date"), are entitled to notice of and to vote at the Special Meeting or any adjournment thereof. Shareholders are entitled to one vote for each share held on that date. As of December 15, 2000, as shown on the books of the Fund, there were issued and outstanding 330,788,371 shares.

    To the Fund's knowledge, no person owns a Contract or interests therein entitling them to give voting instructions regarding as much as five percent of the outstanding shares of any Fund.

                                  ADJOURNMENT

    In the event that sufficient votes in favor of the proposal set forth in the Notice of Meeting and Proxy Statement are not received by the time scheduled for the meeting, Alice T. Kane, Nori L. Gabert, Esq., and Gregory R. Kingston may move for one or more adjournments of the meeting to permit further solicitation of proxies with respect to any such proposal. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting.
Ms. Kane, Ms. Gabert and Mr. Kingston will vote in favor of such adjournment those shares that they are entitled to vote which have voted in favor of such proposal. They will vote against any such adjournment on behalf of those proxies that have voted against any such proposal.

PROXY CARD


The undersigned, revoking previous proxies, hereby appoint(s) Alice T. Kane, Nori L. Gabert, Esq. and Gregory R. Kingston, attorneys, with full power of substitution, to vote all shares that the undersigned is entitled to vote at the Special Meeting of Shareholders of the North American Funds Variable Product Series I ("NAFV I") North American - American Century International Growth Fund (the "Fund") to be held in the Meeting Room 1 of The Woodson Tower Building, 2919 Allen Parkway, Houston Texas, on Tuesday, March 6, 2001, at 2:00 p.m. and at any adjournment thereof. All powers may be exercised by a majority of the proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

You may CAST YOUR VOTE using one of the following methods:
1. By mail: postage-paid envelope enclosed; or
2. In person: Tuesday, March 6, 2001

NOTE: If you plan to vote by mail, please sign the proxy card exactly as your name appears on the card. When signing in a fiduciary capacity, such as executor, administrator, Director, guardian, etc., please sign your name and indicate your title. Corporate and partnership proxies should be signed by an authorized person, indicating the person's title.

Date: ________________________, 2001

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Signature(s) (and Title(s), if applicable)

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL. As to any other matter, the attorneys shall vote in accordance with their best judgment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

     1. To approve the investment advisory agreement between The Variable Annuity Life Insurance Company (the "Advisor") and NAFV I with respect to the Fund.

                  For   [ ]          Against   [ ]            Abstain   [ ]

     2. To approve an arrangement to permit the Advisor to terminate, replace or add sub-advisors or modify sub-advisory agreements without shareholder approval.

                  For   [ ]          Against   [ ]            Abstain    [ ]

     3.  To transact any other business properly brought before the meeting.

                  For   [ ]          Against   [ ]            Abstain    [ ]